HERE CONFIDENTIAL
Exhibit 10.16.38+

SECOND AMENDMENT TO TERRITORY LICENSE NO. 11
This Second Amendment (“Second Amendment”) to the Territory License No. 11, effective April 3, 2015 (“TL 11”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 11, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Second Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this First Amendment as follows:

1.	[******]Territory Definition. The following country is hereby added to the definition of Territory under Section I of TL 11 (Terms and Conditions):

[******]

2.	Exhibit A.

A.	The following Additional Content is hereby added to Content Bundle A, Content Bundle B and Content Bundle C tables in Section I (4) License Fees for [******] Territory of Exhibit A to TL 11:

[******]

Client agrees that its use of the [******] shall comply with the terms and conditions set forth in Appendix A to this Amendment.

B.	The following table is hereby added to the [******]Territory Additional Content Fee table in Section I (4) License Fees for [******] Territory of Exhibit A to TL 11:

[******] Territory Additional Content Fee	Additional LICENSE FEE PER COPY
[******]	$[******]*

*For sake of clarity, the Additional License Fee Per Copy will be applied to the per Copy License Fees set forth above for use of [******] in a [******] Application.

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[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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C.	The following new Section I (7) is hereby added to Section I of Exhibit A to TL 11:

“7. License Fees for [******].

[******] TERRITORY	LICENSE FEE PER COPY IN US DOLLARS
CONTENT BUNDLE A
[******]	$[******]

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[******]TERRITORY	LICENSE FEE PER COPY
CONTENT BUNDLE B
[******]	$[******]

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[******]TERRITORY	LICENSE FEE PER COPY
CONTENT BUNDLE C
[******]	$[******]

D.	The following Additional Content is hereby added to Content Bundle A, Content Bundle B and Content Bundle C tables in Section I (5) License Fees for [******]of Exhibit A to TL 11:

[******]

E.	The following Additional Content is hereby added to Content Bundle A, Content Bundle B and Content Bundle C tables in Section I (2) License Fees for [******]Territory of Exhibit A to TL 11:
[******]

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F.	Multi-Year Annual Copy Subscriptions for [******] Applications. Section IV of Exhibit A to TL 11 is hereby deleted in its entirety and replaced with the following:

IV.
Multi-Year Annual Copy Subscriptions for [******] Applications. During the TL Term, for each [******] Subscription for [******] Applications, the License Fee per Copy for the applicable Territory specified herein is calculated by multiplying (i) the Per Copy License Fees for the applicable [******] by (ii) [******] provided in Table 1 below based upon the [******] as provided in Table 1.

Table 1 – License Fees - Multi-Year Annual Copy Subscriptions
Program	[******]	[******]	[******]	[******]

[******]	[******]	[******]	[******]	[******]

Upon written notice to HERE prior to expiration of the applicable Multi-Year Annual Copy Subscription period and applicable only to [******] Territory, such [******] Subscription period may be extended for [******] additional [******] period for all [******], subject to payment to HERE by Client of [******] License Fee of $[******] (“[******]”). For sake of clarity, such extension is not applicable to [******]. Client shall report the number of [******] for which the [******] applies as a separate line item in its License Fee Reports.

3.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

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HERE CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

HERE NORTH AMERICA, LLC	Telenav, Inc.
By: /s/ Lori Bellows	By: /s/ Michael Strambi
Name: Lori Bellows	Name: Michael Strambi
Title: HERE Legal	Title: Chief Financial Officer
Date: 12/06/2016	Date: 11/23/2016

HERE NORTH AMERICA, LLC
By: /s/ Jeannie Lee Newman
Name: Jeannie Lee Newman
Title: Senior Legal Counsel
Date: 12/06/16

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